                                                                  EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 13, 1998 and to all references to our Firm, included in Weeks Realty, L.P.'s Current Report on Form 8-K dated February 17, 1998, and filed on February 18, 1998, into the Operating Partnership's previously filed Registration Statement on Form S-3 (File No. 333-32755).



                                                          ARTHUR ANDERSEN LLP

Atlanta, Georgia
February 18, 1998




                                      25